SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                              (Amendment No. )
                     Filed by the Registrant  / X /

               Filed by a party other than the Registrant

Check the appropriate box:

/   / Preliminary Proxy Statement

/   / Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e) (2))

/   / Definitive Proxy Statement

/ x / Definitive Additional Materials

/   / Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

                    PUTNAM DIVIDEND INCOME FUND
             PUTNAM  HIGH INCOME CONVERTIBLE AND BOND FUND
               PUTNAM MASTER INTERMEDIATE INCOME TRUST
                     PUTNAM PREMIER INCOME TRUST
               (Name of Person(s) Filing Proxy Statement,
                       if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required

/   / Fee computed on table below per Exchange Act Rule 14a 6(i)(1)
      and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/   / Fee paid previously with preliminary materials.

/   / Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:





Your proxy vote is important!

We have now made it easier to vote your proxy. You can do it on the Internet.

It saves money. It saves time. It's easy.

Internet voting saves postage costs, savings that can help minimize fund expenses. Internet voting is instantaneous and available 24 hours a day.

1. Read your proxy statement and have it on hand.
2. Go to the Web site: www.proxyweb.com/Putnam
3. Enter your 14-digit Control Number from your proxy card.
4. Follow the on-screen directions.
5. Do NOT mail your proxy card when you vote through the Internet.

www.proxyweb.com/Putnam

(checkmark graphic)
(Putnam logo)



(Putnam Logo)
Putnam Investments
Internet Proxy Voting Service

(Graphic of sample proxy card)

Instructions:

To vote on all proposals as the trustees recommend

1. Please enter the control number from your proxy card:

2. Check here to vote on all proposals as the trustees recommend.

3. Click on the VOTE button below.

"VOTE button"

or

To vote on each proposal separately

1. Please enter the control number from your proxy card:

2. Click on the VOTE button below.

"VOTE button"

Your vote is important.

This proxy is solicited on behalf of Trustees of the Fund.

The shareholder using this Web site hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated herein, at the meeting of the shareholders of the Fund on June 1, 2000 at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the Fund that the shareholder would be entitled to vote if personally present.




PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam Dividend Income Fund

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED
AND ELECTING ALL OF THE NOMINEES AND FOR THE OTHER PROPOSAL(S) LISTED
BELOW:
---------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees       / / FOR fixing the number of
             as proposed and elect all nominees.              trustees and electing all
                                                              the nominees
             The nominees for Trustees are:               / / WITHHOLD Authority to vote
             J.A. Baxter                                      for all nominees
             H.H. Estin                                   / / To WITHHOLD authority to
             J.A. Hill                                        vote for particular
             R.J. Jackson                                     nominee(s), enter the
             P.L. Joskow                                      name(s), below:
             E.T. Kennan                                      -------------------------
             L.J. Lasser
             J.H. Mullin, III
             R.E. Patterson
             G. Putnam, III
             A.J.C. Smith
             W.T. Stephens
             W.N. Thorndike

Proposal 2. Proposal to ratify the selection
of PricewaterhouseCoopers LLP as the              / / FOR    / / AGAINST    / / ABSTAIN
independent auditors of your fund.



If you submit your voting instructions on this site, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you do not provide your voting instructions on a proposal, the Proxies will vote FOR the proposal on your behalf.

To receive email confirmation, enter your email address here:

Press this button to SUBMIT your voting instructions.

Please review your selections carefully before submitting your voting instructions.

If you have questions about any of the proposals, please call
1-800-225-1581.

If you submit your voting instructions more than once for the same proposal, only your most recently received voting instructions will be considered valid. For this purpose, the voting instructions with the most recent date will be considered the most recently received. The proxy tabulator, in its sole discretion, will resolve any discrepancies in voting instructions.




PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card

Putnam Dividend Income Fund

Thank you! Your vote has been submitted.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED
AND ELECTING ALL OF THE NOMINEES AND FOR THE OTHER PROPOSAL(S) LISTED
BELOW:
---------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees            FOR fixing the number of
             as proposed and elect all nominees.               trustees and electing
                                                               all nominees
             The nominees for Trustees are:
             J.A. Baxter
             H.H. Estin
             J.A. Hill
             R.J. Jackson
             P.L. Joskow
             E.T. Kennan
             L.J. Lasser
             J.H. Mullin, III
             R.E. Patterson
             G. Putnam, III
             A.J.C. Smith
             W.T. Stephens
             W.N. Thorndike

Proposal 2. Proposal to ratify the selection
of PricewaterhouseCoopers LLP as                               FOR
the independent auditors of your fund.



If you submit your voting instructions on this site, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you do not provide your voting instructions on a proposal, the Proxies will vote FOR the proposal on your behalf.

No email confirmation has been sent.

"Change Vote"     "Exit Internet Proxy Voting Service"     "Vote Another Proxy"




PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam High Income Convertible and Bond Fund

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED
AND ELECTING ALL OF THE NOMINEES AND FOR THE OTHER PROPOSAL(S) LISTED
BELOW:
---------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees      / / FOR fixing the number of
             as proposed and elect all nominees.             trustees and electing all
                                                             the nominees
             The nominees for Trustees are:              / / WITHHOLD Authority to vote
             J.A. Baxter                                     for all nominees
             H.H. Estin                                  / / To WITHHOLD authority to
             J.A. Hill                                       vote for particular
             R.J. Jackson                                    nominee(s), enter
             P.L. Joskow                                     the name(s), below:
             E.T. Kennan                                     ---------------------------
             L.J. Lasser
             J.H. Mullin, III
             R.E. Patterson
             G. Putnam, III
             A.J.C. Smith
             W.T. Stephens
             W.N. Thorndike

Proposal 2. Proposal to ratify the selection
of PricewaterhouseCoopers LLP as the           / / FOR    / / AGAINST     / /ABSTAIN
independent auditors of your fund.



If you submit your voting instructions on this site, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you do not provide your voting instructions on a proposal, the Proxies will vote FOR the proposal on your behalf.

To receive email confirmation, enter your email address here:

Press this button to SUBMIT your voting instructions.

Please review your selections carefully before submitting your voting instructions.

If you have questions about any of the proposals, please call
1-800-225-1581.

If you submit your voting instructions more than once for the same proposal, only your most recently received voting instructions will be considered valid. For this purpose, the voting instructions with the most recent date will be considered the most recently received. The proxy tabulator, in its sole discretion, will resolve any discrepancies in voting instructions.




PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam High Income Convertible and Bond Fund

Thank you! Your vote has been submitted.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED
AND ELECTING ALL OF THE NOMINEES AND FOR THE OTHER PROPOSAL(S) LISTED
BELOW:
---------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees       FOR fixing the number of
             as proposed and elect all nominees.          trustees and electing all
                                                          nominees
             The nominees for Trustees are:
             J.A. Baxter
             H.H. Estin
             J.A. Hill
             R.J. Jackson
             P.L. Joskow
             E.T. Kennan
             L.J. Lasser
             J.H. Mullin, III
             R.E. Patterson
             G. Putnam, III
             A.J.C. Smith
             W.T. Stephens
             W.N. Thorndike

Proposal 2. Proposal to ratify the selection
of PricewaterhouseCoopers LLP as                          FOR
the independent auditors of your fund.



If you submit your voting instructions on this site, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you do not provide your voting instructions on a proposal, the Proxies will vote FOR the proposal on your behalf.

No email confirmation has been sent.

"Change Vote"    "Exit Internet Proxy Voting Service"    "Vote Another Proxy"




PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam Master Intermediate Income Trust

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED
AND ELECTING ALL OF THE NOMINEES AND FOR THE OTHER PROPOSAL(S) LISTED
BELOW:
---------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees       / / FOR fixing the number of
             as proposed and elect all nominees.              trustees and electing all
                                                              the nominees
             The nominees for Trustees are:               / / WITHHOLD Authority to vote
             J.A. Baxter                                      for all nominees
             H.H. Estin                                  / /  To WITHHOLD authority to
             J.A. Hill                                        vote for particular
             R.J. Jackson                                     nominee(s), enter the
             P.L. Joskow                                      name(s), below:
             E.T. Kennan                                      -------------------------
             L.J. Lasser
             J.H. Mullin, III
             R.E. Patterson
             G. Putnam, III
             A.J.C. Smith
             W.T. Stephens
             W.N. Thorndike

Proposal 2. Proposal to ratify the selection
of PricewaterhouseCoopers LLP as the         / / FOR    / / AGAINST     / /ABSTAIN
independent auditors of your fund.


If you submit your voting instructions on this site, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you do not provide your voting instructions on a proposal, the Proxies will vote FOR the proposal on your behalf.

To receive email confirmation, enter your email address here:

Press this button to SUBMIT your voting instructions.

Please review your selections carefully before submitting your voting instructions.

If you have questions about any of the proposals, please call
1-800-225-1581.

If you submit your voting instructions more than once for the same proposal, only your most recently received voting instructions will be considered valid. For this purpose, the voting instructions with the most recent date will be considered the most recently received. The proxy tabulator, in its sole discretion, will resolve any discrepancies in voting instructions.




PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam Master Intermediate Income Trust

Thank you! Your vote has been submitted.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED
AND ELECTING ALL OF THE NOMINEES AND FOR THE OTHER PROPOSAL(S) LISTED
BELOW:
---------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees       FOR fixing the number of
             as proposed and elect all nominees.          trustees and electing all
                                                          nominees
             The nominees for Trustees are:
             J.A. Baxter
             H.H. Estin
             J.A. Hill
             R.J. Jackson
             P.L. Joskow
             E.T. Kennan
             L.J. Lasser
             J.H. Mullin, III
             R.E. Patterson
             G. Putnam, III
             A.J.C. Smith
             W.T. Stephens
             W.N. Thorndike

Proposal 2. Proposal to ratify the selection
of PricewaterhouseCoopers LLP as                  FOR
the independent auditors of your fund.



If you submit your voting instructions on this site, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you do not provide your voting instructions on a proposal, the Proxies will vote FOR the proposal on your behalf.

No email confirmation has been sent.

"Change Vote"     "Exit Internet Proxy Voting Service"     "Vote Another Proxy"




PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam Premier Income Trust

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED
AND ELECTING ALL OF THE NOMINEES AND FOR THE OTHER PROPOSAL(S) LISTED
BELOW:
---------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees      / / FOR fixing the number of
             as proposed and elect all nominees.             trustees and electing all
                                                             the nominees
             The nominees for Trustees are:              / / WITHHOLD Authority to vote
             J.A. Baxter                                     for all nominees
             H.H. Estin                                  / / To WITHHOLD authority
             J.A. Hill                                       to vote for particular
             R.J. Jackson                                    nominee(s), enter the
             P.L. Joskow                                     name(s), below:
             E.T. Kennan                                     --------------------------
             L.J. Lasser
             J.H. Mullin, III
             R.E. Patterson
             G. Putnam, III
             A.J.C. Smith
             W.T. Stephens
             W.N. Thorndike

Proposal 2. Proposal to ratify the selection
of KPMG LLP as the                          / / FOR    / / AGAINST    / / ABSTAIN
independent auditors of your fund.



If you submit your voting instructions on this site, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you do not provide your voting instructions on a proposal, the Proxies will vote FOR the proposal on your behalf.

To receive email confirmation, enter your email address here:

Press this button to SUBMIT your voting instructions.

Please review your selections carefully before submitting your voting instructions.

If you have questions about any of the proposals, please call
1-800-225-1581.

If you submit your voting instructions more than once for the same proposal, only your most recently received voting instructions will be considered valid. For this purpose, the voting instructions with the most recent date will be considered the most recently received. The proxy tabulator, in its sole discretion, will resolve any discrepancies in voting instructions.




PUTNAM INVESTMENTS (Putnam logo)

Internet Voting Instruction Card
Putnam Premier Income Trust

Thank you! Your vote has been submitted.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED
AND ELECTING ALL OF THE NOMINEES AND FOR THE OTHER PROPOSAL(S) LISTED
BELOW:
---------------------------------------------------------------------------------------
Proposal 1.  Proposal to fix the number of Trustees       FOR fixing the number of
             as proposed and elect all nominees.          trustees and electing all
                                                          nominees
             The nominees for Trustees are:
             J.A. Baxter
             H.H. Estin
             J.A. Hill
             R.J. Jackson
             P.L. Joskow
             E.T. Kennan
             L.J. Lasser
             J.H. Mullin, III
             R.E. Patterson
             G. Putnam, III
             A.J.C. Smith
             W.T. Stephens
             W.N. Thorndike

Proposal 2. Proposal to ratify the selection
of KPMG LLP as                                            FOR
the independent auditors of your fund.



If you submit your voting instructions on this site, we'll vote exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or at any adjournments of the meeting. If you do not provide your voting instructions on a proposal, the Proxies will vote FOR the proposal on your behalf.

No email confirmation has been sent.

"Change Vote"    "Exit Internet Proxy Voting Service"    "Vote Another Proxy"